For Period ended 12/31/2011              Series 24, 40, 41, 42, 43,
File Number 811-7852                            44, 45, 48


Sub-Item 77Q3:     Exhibits

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 15, the following are additional sub-custodians for the series, listed above:


Sub-custodian:     CHINA CONSTRUCTION BANK CORPORATION
Foreign Country:     CHINA
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     REPUBLIC OF GEORGIA
Foreign Country:     GEORGIA
Type of Custody:     Foreign Custodian Rule 17f-5


Sub-custodian:     STANDARD CHARTERED BANK (THAI) PUBLIC COMPANY
                   LIMITED
Foreign Country:     THAILAND
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     VIA SOCIETE GENERALE DE VANQUES EN COTE D'IVOIRE,
                   ABIDJAN, IVORY COAST
Foreign Country:     TOGO
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     REPUBLIC BANK LIMITED
Foreign Country:     TRINIDAD & TOBAGO
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     BANQUE INTERNATIONALE ARABE DE TUNISIE
Foreign Country:     TUNISIA
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     CITIBANK, A.S.
Foreign Country:     TURKEY
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     STANDARD CHARTERED BANK UGANDA LIMITED
Foreign Country:     UGANDA
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     ING Bank Ukraine
Foreign Country:     Ukraine
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     HSBC Bank Middle East Limited
Foreign Country:     United Arab Emirates Dubai Financial Market
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     HSBC Bank Middle East Limited
Foreign Country:     United Arab Emirate Dubai Intl Financial Center
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     HSBC Bank Middle East Limited
Foreign Country:     United Arab Emirates Abu Dhabi
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     State Street Bank and Trust Co., UK Branch
Foreign Country:     United Kingdom
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     Banco Itau Uruguay S.A.
Foreign Country:     Uruguay
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     Citibank, N.A.
Foreign Country:     Venezuela
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     HSBC Bank (Vietnam) Limited
Foreign Country:     Vietnam
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     Barclays Bank of Zambia Plc.
Foreign Country:     Zambia
Type of Custody:     Foreign Custodian Rule 17f-5

Sub-custodian:     Barclays Bank of Zimbabwe Limited
Foreign Country:     Zimbabwe
Type of Custody:     Foreign Custodian Rule 17f-5